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                                                                    EXHIBIT 10.5


                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

         This Amendment (this "Amendment") is entered into as of November 4, 1999 by and among LANIER WORLDWIDE, INC., a Delaware corporation (the "Company"), one or more Subsidiaries of the Company (whether now existing or hereafter formed, collectively referred to herein as the "Subsidiary Borrowers"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, SUNTRUST BANK, ATLANTA, as Syndication Agent (the "Syndication Agent"), and WACHOVIA BANK N.A., as Documentation Agent (the "Documentation Agent").

                                    RECITALS

         A. The Borrowers, the Agents and certain Lenders (the "Existing Lenders") are party to that certain 364-Day Credit Agreement dated as of October 20, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrowers, the Agents and the Existing Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         C. The Lenders which are not Existing Lenders wish to become parties to the Credit Agreement.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Dividend", "Lenders" and "Required Lenders" and replacing them with the following definitions:

         "'DIVIDEND' means the cash distribution of approximately $568,000,000 (which amount gives effect to a positive cash adjustment of approximately $23,000,000 in favor of the Company pursuant to the Spin-Off Materials) to be paid by the Company to Harris in connection with the Spin-Off. Notwithstanding anything in this Agreement to the contrary, (i) such distribution may take the form of a redemption by the Company of shares in the Company held by Harris in exchange for cash or promissory notes in the approximate amount of $568,000,000 followed by the repayment or redemption of such notes in full for cash on the Closing Date and (ii) such transactions shall not be deemed to give rise to a Default or Unmatured Default or to result in any representation or warranty of the Borrowers in any Loan Document being untrue or incorrect."

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         "'LENDERS' means the lending institutions listed on the signature pages of Amendment No. 1 to this Agreement, dated as of November 4, 1999, and their successors and assigns."

         "'REQUIRED LENDERS' means Lenders hereunder whose Pro Rata Shares, in the aggregate, are at least fifty-one percent (51%); provided, however, that solely with respect to any waiver or amendment of the provisions of Section 7.4, until such time as the aggregate amount of Revolving Loan Commitments hereunder and "Commitments" under the 5-Year Credit Agreement of the Agents (in their individual capacities) and their Affiliates are $330,000,000 or less, "Required Lenders" shall mean Lenders hereunder whose Pro Rata Shares, in the aggregate, are at least sixty-six and two-thirds percent (66-2/3%)."

                  (b) Section 1.1 of the Credit Agreement is amended by deleting the words "LaSalle Bank National Association" contained in the definition of "Prime Rate" and replacing such words with the word "ABN."

                  (c) Section 2.20 of the Credit Agreement is amended by deleting the reference to Section 11.7 where it appears in the last sentence thereof and replacing it with a reference to Section 11.6.

                  (d) Section 5.1(C) of the Credit Agreement is amended in its entirety to read as follows:

         "(C) Copies of the Certificate of Incorporation or equivalent document of each of the Loan Parties, together with all amendments thereto and, to the extent applicable, a certificate of good standing, all certified by the appropriate governmental officer in its jurisdiction of incorporation (or, in the case of Lanier Europe AG, as may otherwise be satisfactory to the Administrative Agent)."

                  (e) Section 5.1(O) of the Credit Agreement is deleted in its entirety and replaced with the following:

         "(O) The Agents, Lenders and/or their Affiliates shall have received all fees and expenses, including fees and expenses of Winston & Strawn, required to be paid on or before the Closing Date (including, without limitation, the commitment fees provided for in Section 2.15(C) of this Agreement, which fees, with respect to the period prior to the effectiveness of Amendment No. 1 to this Agreement, shall be solely for the account of the Lenders signatory to the Agreement as of October 20,
         1999)."

                  (f) Section 6.22(F) of the Credit Agreement is amended by adding the words "(other than any Subsidiary Borrower that shall be a Subsidiary Borrower as of the original date of this Agreement)" immediately after the first reference to "Subsidiary Borrower" contained in such Section.


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                  (g)      Section 7.2(N) of the Credit Agreement is amended by
deleting therefrom the words "364-Day Credit Agreement" and replacing them with the words "5-Year Credit Agreement."

                  (h) Section 7.3(D) of the Credit Agreement is amended by deleting clause (vii) thereof in its entirety and replacing such clause with the following: "(vii) Indebtedness incurred in connection with a securitization to the extent such transaction is otherwise permitted pursuant to Section 7.3(A)."

                  (i) Section 8.1(D)(i) of the Credit Agreement is amended by deleting therefrom the words "arising under the 5-Year Agreement aggregating in excess of $10,000,000" and replacing them with the words "in excess of $10,000,000 or any Indebtedness arising under the 5-Year Credit Agreement."

                  (j) Section 9.2(v) of the Credit Agreement is amended by adding the words "or any Guaranty" to the end of such Section.

                  (k) Section 9.2(vi) of the Credit Agreement is deleted in its entirety and replaced with the following:

         "(vi)    Release the Company or any Guarantor from any of its
         obligations under the Guaranty set forth in Article X hereof or any other Guaranty."

                  (l) Section 9.2 of the Credit Agreement is amended by adding the following clauses (viii) and (ix) immediately after clause (vii) in such Section:

         "(viii) Release all or any substantial portion of the collateral pledged pursuant to the Pledge Agreements.

         (ix)     Release any Subsidiary from any of its obligations under
         Section 3 of the Subordination Agreement."

                  (m) Section 10.7 of the Credit Agreement is amended by deleting the word "earlier" in such Section and replacing it with the word "later."

                  (n) Exhibits A and F to the Credit Agreement are deleted in their entirety and replaced with Exhibits A and F, respectively, attached to this Amendment.

                  (o) Appendix I to Exhibit D to the Credit Agreement is amended by deleting each reference to "135 South LaSalle Street" where it appears therein and replacing each such reference with a reference to "135 South LaSalle Street, Suite 625."

                  (p) Exhibit G-1 of the Credit Agreement is amended by deleting Section 10 thereof and replacing it with the following:


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         "Subject to the provisions of Section 8, this Guaranty shall continue in effect until the Credit Agreement has terminated, the Guaranteed Debt has been paid in full and the other conditions of this Guaranty have been satisfied; provided, however, that this Guaranty shall automatically and without further action by any party terminate as to any Guarantor at such time as the Company ceases to have any direct or indirect equity interest in such Guarantor as a consequence of a transaction which is otherwise permitted by the Credit Agreement."

         2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

                  (a) Such Borrower has the requisite power and authority and legal right to execute and deliver this Amendment and to perform its Obligations hereunder. The execution and delivery by such Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

                  (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

                  (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

         3. Effective Date. Section 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agents and all the Lenders (the "Effective Date").

         4.       Reference to and Effect Upon the Credit Agreement.

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof ", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         5. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 11.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of


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attorneys and paralegals for the Administrative Agent) paid or incurred by the
Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

         6. GOVERNING LAW. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         8. Counterparts. This Amendment may be executed in an y number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

LANIER WORLDWIDE, INC., as the Company

By:
         Name:
         Title:

LANIER EUROPE AG, as a Subsidiary Borrower

By:
         Name:
         Title:

LANIER EUROPE B.V., as a Subsidiary Borrower

By:
         Name:
         Title:


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LANIER HOLDINGS, INC., as a Subsidiary Borrower

By:
         Name:
         Title:

LANIER PUERTO RICO, INC., as a Subsidiary Borrower

By:
         Name:
         Title:

ABN AMRO BANK N.V., as Administrative Agent and Lender

By:
         Name:
         Title:

SUNTRUST BANK, ATLANTA, as Syndication Agent and Lender

By:
         Name:
         Title:

WACHOVIA BANK N.A., as Documentation Agent and Lender

By:
         Name:
         Title:

FIRST UNION NATIONAL BANK., as Lender

By:
         Name:
         Title:

BANK ONE, NA, as Lender

By:
         Name:
         Title:

BANCO POPULAR DE PUERTO RICO, as Lender

By:
         Name:
         Title:


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BANK OF MONTREAL, as Lender

By:
         Name:
         Title:

THE BANK OF NEW YORK, as Lender

By:
         Name:
         Title:

THE BANK OF NOVA SCOTIA, as Lender

By:
         Name:
         Title:

THE BANK OF TOKYO-MITSUBISHI LTD., as Lender

By:
         Name:
         Title:

BANQUE NATIONALE DE PARIS, as Lender

By:
         Name:
         Title:

CREDIT SUISSE FIRST BOSTON, as Lender

By:
         Name:
         Title:

DRESDNER BANK LATEINAMERIKA AKTIENGESELLSCHAFT, MIAMI AGENCY, as Lender

By:
         Name:
         Title:


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FIRSTAR BANK N.A., as Lender

By:
         Name:
         Title:

THE MITSUBISHI TRUST AND BANKING CORPORATION, as Lender

By:
         Name:
         Title:

REGIONS BANK, as Lender

By:
         Name:
         Title:

BANCA DI ROMA, NEW YORK BRANCH, as Lender

By:
         Name:
         Title:

ERSTE BANK, NEW YORK BRANCH, as Lender

By:
         Name:
         Title:

HIBERNIA NATIONAL BANK, as Lender

By:
         Name:
         Title:

COMERICA BANK, as Lender

By:
         Name:
         Title:

IBM CREDIT CORPORATION, as Lender

By:
         Name:
         Title:


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